EXHIBIT 10.3

                              STANDARD OFFICE LEASE

   This lease ("Lease") is entered into by and between FROST NATIONAL BANK, TRUSTEE FOR A DESIGNATED TRUST, "Landlord", and , "Tenant".

   Landlord owns a project known as ONE COUNTRYSIDE PLACE which contains, among other facilities, an office building and an appurtenant parking facility, located on the Land (as hereinafter defined). Tenant desires to lease the Premises (as hereinafter defined) on the terms and conditions herein contained.

   NOW, THEREFORE, in consideration of the rent to be paid by Tenant hereunder, and other mutual representations, warranties and covenants herein contained, Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord the Premises situated upon the Land (as herein defined) described on Exhibit "B" attached hereto, TO HAVE AND TO HOLD the same for the term herein provided, subject to all of the following terms and provisions:

1.   DEFINITIONS AND RULES OF CONSTRUCTION.

1.1  Definitions:

     "Additional Rental" means all amounts Tenant is required to pay pursuant to
Section 4.2 of this Lease plus other amounts designated in this Lease as Additional Rental.

     Area of the Premises" means the aggregate total number of rentable square feet of floor area contained in the Premises, as set forth in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes.

     "Area of the Building" means the aggregate total number of rentable square feet of office (and retail, if applicable) floor area contained in the Building as set forth in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes.

     "Base Rental" means all amounts Tenant is required to pay pursuant to
Section 4.1, as such amounts may be hereafter adjusted pursuant to the terms of this Lease.

     "Building" means all buildings and improvements situated on the Land, including without limitation, an office building and appurtenant office facilities and Building Facilities.

     "Building Facilities" means and includes all equipment, machinery, facilities and other personal property located in the Building or used or utilized wholly or partially in or in connection with the operation or maintenance of the Building, or any part thereof (including, but not limited to, all heating, ventilating, and air conditioning equipment or machinery).

     "Business Day" means any day except Saturdays, Sundays, and Holidays.

     "Building Standard Improvements" means those items set forth on Exhibit "C" attached hereto.

     "Capital Improvements" means any expense that under generally accepted accounting principles adds fixed assets subject to depreciation or amortization treatment.

     Commencement Date" means that date which is the earlier to occur of (i) the date Tenant enters possession of the Premises, or (ii) five (5) days following the Substantial Completion Date (as defined in the Landlord's Work Letter attached as Schedule 1) of the Landlord Leasehold Improvements.

     "Common Area" consists of those portions of the Building and/or Land designated by Landlord from time to time for the common use of all tenants, including without limitation the corridors, elevator foyers, restrooms, janitor closets, electrical and telephone closets, vending areas, the parking areas, sidewalks, landscaping, curbs, loading areas, private streets and alleys, and lighting facilities, all of which shall be subject to Landlord's sole management and control and shall be operated and maintained in a good and businesslike manner. Landlord reserves the right to change from time to time the dimensions and location of the Common Area as well as the dimensions and type of any Building and to construct additional Buildings or additional stories on existing Buildings or other improvements as it may determine so long as such activities do not unreasonably interfere with Tenant's operations. Tenant shall have the non-exclusive right to use the Common Area, in common with Landlord, other tenants of the Building and other persons permitted by Landlord to use same, and subject to such rules and regulations set out in Exhibit "D", attached hereto and made a part hereof, and otherwise such as Landlord may from time to time in its reasonable discretion prescribe for all tenants. Landlord may temporarily close any part of the Common Area for such periods of time as Landlord deems necessary to make repairs or alterations thereto, or to prevent the public from obtaining prescriptive rights therein so long as such activities do not unreasonably interfere with Tenant's operations. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by the Tenant or used for any purpose other than for ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and Land and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities.

     "Effective Date" of this Lease is that date on which this Lease is executed by Landlord and Tenant.

     "Excess Operating Expenses" for any Lease Year means the amount by which
(i) Operating Expenses for any Lease Year exceeds (ii) the "Expense Stop" listed on Exhibit "A" attached hereto, multiplied by the Area of the Building.

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     "Holidays" means New Year's Day, Memorial Day, Independence Day, Labor Day,
Thanksgiving, and Christmas, and if any such day falls on a Saturday or Sunday, the Friday or Monday designated by the Landlord as a Holiday in connection with such day.

     "Land" means the real estate generally described as 12500 San Pedro Avenue in the City of San Antonio, Bexar County, Texas, being more fully described in Exhibit "B" which is attached hereto and made a part hereof (being the property on which the Building is constructed).

     "Lease Year" means a period not to exceed twelve (12) calendar months commencing on the Commencement Date (in the case of the first Lease Year) and January 1 in other years, ending on December 31 of the same year or the last day of the Term (in the case of the Last Lease Year).

     "Leasehold Improvements" means the Landlord Leasehold Improvements and the Tenant Leasehold Improvements

     "Landlord Leasehold Improvements" means the work to be performed by Landlord pursuant to the Work Letter attached hereto as Schedule 1.

     "Normal Business Hours" means the time from 7:00 a.m. to 6:00 p.m., San Antonio time, on Business Days, and 7:00 a.m. to 2:00 p.m., San Antonio time, on Saturdays (other than Holidays).

     "Operating Expenses" means all actual costs and expenses incurred in connection with the management, ownership, operation or maintenance of the Building (including, without limitation, the Premises and all other tenant space), excluding those items described in paragraph (b) of this definition and adjusted as provided in Section 1.8, below, which costs and expenses benefit all tenants of the Building:

     (a) Subject to paragraph (b), Operating Expenses include, without limitation: (i) wages, salaries, bonuses and labor costs of all persons directly engaged in the management, operation or maintenance of the Building (whether employees or contract laborers), including benefits, taxes, unemployment and disability insurance, worker's compensation insurance and social security taxes;
(ii) all supplies, tools, equipment and materials used in the management, operation or maintenance of the Building or Building Facilities; (iii) costs of all utilities for the Building or any part thereof, including all costs of operation of heating, ventilating and air conditioning services, water and lighting; (iv) costs of all maintenance and service agreements for the Building and the Building Facilities, including without limitation security service, window cleaning, elevator maintenance and janitorial service; (v) costs of repairs and general maintenance relating to the Building or Building Facilities;
(vi) amortization of Capital Improvements as and to the extent provided in
Section 1.8 below; (vii) improvements to the Land or the Building which are required by governmental authority, (viii) the cost of all necessary and customary insurance relating to the Building, the Building Facilities and Landlord's personal property used in connection with the Building; and (ix) all taxes, assessments and governmental charges with respect to the Land, the Building and the Building Facilities, other than federal income taxes, death taxes, franchise taxes and taxes imposed with respect to any change of ownership of the Building, provided that taxes based directly on gross rentals receipts shall constitute Operating Expenses.

     (b) Operating Expenses do not include: (i) principal and interest payments on any mortgage; (ii) amortization or depreciation of the Building or Building Facilities except as provided in Section 1.8 below; (iii) costs of repairing damage for which Landlord is entitled to direct reimbursement from Tenant or other tenants; (iv) casualty losses of a type covered by standard fire and extended coverage insurance policies, to the extent such casualty losses exceed deductible amounts for the Building; (v) any expense to the extent actually paid or reimbursed from insurance proceeds; (v) remodeling costs for new or existing tenants; (vi) electric, air conditioning or heating costs or other expenses which are separately billed to Tenant or other specific tenants of the Building;
(vii) advertising costs and leasing commissions; and (viii) income taxes or other income generated taxes excluded under subsection (a) above.

     "Premises" means that portion of the Building described more fully in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes and shown as the cross-hatched area on the floor plan(s) attached as Exhibit "B-1", and any expansion area subsequently leased by Tenant during the Term, less any area surrendered during the Term which is accepted by Landlord.

     "Rules and Regulations" means the Rules and Regulations attached hereto as Exhibit "D", as amended by Landlord from time to time pursuant to Section 7.5, below.

     "Tenant Leasehold Improvements" means the work to be performed by Tenant pursuant to Schedule 2 of this Lease

     "Tenant's Proportionate Share" means all proportionate parts of the particular item in question calculated by multiplying the sum in question times a fraction, the numerator of which is the Area of the Premises and the denominator of which is the Area of the Building.

     "Term" means the period determined pursuant to Article 2, including any renewal or extension thereof.

1.2 Section and Paragraph Headings. The section and paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the provisions of this Lease.

1.3 Severability Clause. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, then it is the intention of Landlord and Tenant that the remainder of this Lease shall not be affected thereby, and it is also the intention of Landlord and Tenant that in lieu of each clause or provision that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

1.4 Terms Binding. Subject to the provisions respecting assignment and subletting set forth in Article 10, all of the covenants, agreements, terms, and conditions to be observed and performed by Landlord or Tenant shall be applicable to and binding upon their respective successors and assigns. In no event shall this clause be construed to authorize the assignability or subleasing of the Premises by Tenant that is not otherwise in compliance with the terms, covenants and conditions set out in Article 10.

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1.5 No Implied Surrender or Waiver. No act or thing done by Landlord or any of its agents, representatives or employees during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by Landlord. The mention in this Lease of any particular remedy shall not preclude either party from any other remedy which such party might have, either in law or in equity, nor shall the waiver of or redress for any default under this Lease be deemed to constitute a waiver of any subsequent default. The receipt by Landlord of payment by Tenant of rent or any other sum due and payable under this Lease with knowledge of default under this Lease shall not be deemed a waiver of such default. The receipt by Landlord of rent or any other sum due and payable under this Lease from any assignee, subtenant or occupant of the Premises shall not be deemed a waiver of the covenant in this Lease contained against assignment and subletting, or be deemed to constitute an acceptance of the assignee, subtenant or occupant as tenant or a release of Tenant from the further observance or performance by Tenant of the covenants of this Lease. No provision of this Lease shall be deemed to have been waived by either party unless such waiver be in a writing signed by such party.

1.6 Entire Agreement; Amendments. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement, or warranty except such as may be expressly set forth herein, and it is agreed between Landlord and Tenant that no amendment or modification of this Lease shall be valid or binding unless expressed in a writing executed by both Landlord and Tenant.

1.7 Calculation of Operating Expenses. In calculating Operating Expenses, for any period during which the Building is less than 95% occupied, Landlord shall adjust the actual expenses incurred as follows:

     (a)  The following expense items shall not be subject to adjustment:

          (1)  Ad valorem taxes,
          (2)  Amortized Capital Improvement Expenses (as described in Section
               1.8 below),
          (3)  Costs of Building access control services,
          (4) Costs of general maintenance of the Building, Building Facilities and non-tenant landscaping and decorations, and
          (5) Casualty and liability insurance covering the Building and the Building Facilities.

     (b) The following expense items will be deemed to fluctuate in direct proportion with occupancy, and will be increased by multiplying each such amount by a fraction, the numerator of which is 95 and the denominator of which is the actual occupancy percentage of the Building during such period:

          (1)  Water, sewer and similar services,
          (2)  Waste removal, and
          (3) Management fees, which shall be reasonable and comparable to projects of a similar nature.

     (c) Janitorial services, electricity and heating and cooling shall be adjusted by first deducting expenses relating to common area and expenses directly reimbursed by other tenants for special services or extra usage and multiplying the remaining amount by a fraction, the numerator of which is 95 and the denominator of which is the actual occupancy percentage of the Building during such period.

     (d) All other expense items shall be adjusted by a factor which Landlord determines in its reasonable discretion to be appropriate based upon the relationship of such expense item to occupancy levels.

1.8 Amortization of Capital Improvements. If Landlord makes a Capital Improvement to the Land or Building for the purpose of reducing Operating Expenses of the Land or Building or which are required by governmental authority (except a governmental authority in its capacity as a tenant), Landlord shall charge as current Operating Expenses an annual amortization of the cost of the Capital Improvement (and 13% annual interest factor on the unamortized balance). For the purpose of determining the Operating Expense attributable to such Capital Improvement the cost of the Capital Improvement item, as increased by the interest factor described above, shall be amortized over the useful life of the item (as determined in the Internal Revenue Code of 1986, as amended from time to time). Such amortization shall cease upon Landlord having fully recouped the Capital Improvement costs as increased by the annual interest factor.

1.9 Building Area Computations. If the Premises constitutes all of the space available for use by the Tenant on a single floor, the area of the Premises will be computed to include: (a) the entire area bounded by the outside surface of the exterior glass walls of the Building on such floor less the area contained within the exterior walls of the Building, stairs, fire towers, vertical ducts elevator shafts, flues, vents, stacks, and pipe shafts; (b) all the areas used for elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, janitor closets, electrical rooms, telephone closets, and all vertical penetrations included for the special use of Tenant; and (c) columns and other structural portions and/or projections of the Building situated on such floor. If the Premises constitutes less than the entire space available for use by the Tenant on the floor on which the Premises is situated, the Area of the Premises is (i) the entire area included within the Premises, being the area bounded by the outside surface of any exterior glass walls (or the outside of the permanent exterior wall where there is no glass) of the Building bounding the Premises, the exterior of all walls separating the Premises from any public corridors or other public areas on such floor, and the centerline of all walls separating the Premises from other areas leased or to be leased to other tenants on such floor,
(ii) a pro rata portion of the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, janitor closets, electrical rooms and telephone closets situated on such floor, (iii) all vertical penetrations that are included for the special use of Tenant, (iv) columns and other structural portions and/or projections of the Building, and (v) that portion of atrium (if any) which intrude into the Premises.

2.  TERM

2.1 Period. The term of this Lease shall begin on the Effective Date of the Lease and shall end () months following the Commencement Date of this Lease.

2.2 Adjustments. In the event that the Premises are not ready for Tenant's occupancy on or before the Commencement Date as

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specified above, the term of this Lease, and the Tenant's obligation to pay rent, shall commence on the earlier of the following dates: (a) 5 days after the date which the Landlord notifies Tenant in writing that the Premises are ready for occupancy on the hereinafter described Notice of Completion form, or (b) the date on which Tenant shall occupy the Premises for business. In the event the aforesaid Commencement Date shall occur on a date other than the first day of the calendar month, then the term of this Lease shall be for the number of full lease months plus the number of days remaining in the month in which the Term commences. When the Premises are ready for the Tenant's occupancy, Landlord shall deliver a written statement ("Notice of Completion") to Tenant specifying therein the Commencement Date and termination date of the lease term.

3.  LEASEHOLD IMPROVEMENTS

3.1 Landlord's Work. Landlord shall furnish and install within the Premises the Landlord Leasehold Improvements as set forth in Schedule 1 attached hereto and made a part hereof.

3.2 Tenant's Work. Tenant shall furnish and install within the Premises the Tenant Leasehold Improvements in accordance with Schedule 2 attached hereto and made a part hereof.

4.  RENT

4.1 Amount and Payment - Base Rental. Beginning with the Commencement Date of the Lease and continuing throughout the Term of this Lease, Tenant shall pay to Landlord, in advance, at the address specified for Landlord in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes, or at such place or places as Landlord may from time to time direct, without offset, prior notice or demand, as rent, the sum specified as Base Rental in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes ("Base Rental") on the first day of each month following such Commencement Date, in lawful money of the United States of America. In the event the Commencement Date of the term is not on the first day of the month, the prorated amount for the month in which this Commencement Date falls shall be paid on the first day of the term. Base Rental for any partial month shall be prorated using the percentage which the number of days in such partial month bears to the total number of days in said month. Landlord has received one month's Base Rental in the amount of the monthly installment of Base Rental in effect for the first calendar month of the Term, which shall be applied to the first month of the lease term for which Base Rental is due (and if any portion remains, as a partial payment for the second month of the lease term for which Base Rental is due).

4.2 Additional Rental.

    (a) Additional Rental shall include Tenant's Proportionate Share of Excess Operating Expenses for a particular Lease Year or portion thereof which Tenant shall pay Landlord as follows:

            (i) For the first Lease Year during the term of this Lease, Tenant shall pay to Landlord each month, on the first day of each month following the Commencement Date of Lease, in lawful money of the United States of America, an amount equal to Landlord's estimate of Tenant's Proportionate Share of Excess Operating Expenses for the Lease Year divided by the number of months remaining in such Lease Year; and for each Lease Year thereafter Tenant shall pay to Landlord each month, on the first day of each month following the Commencement Date of Lease, in lawful money of the United States of America, an amount equal to one-twelfth (1/12) of the then estimated Tenant's Proportionate Share of Excess Operating Expenses.

            (ii) Operating Expenses for each Lease Year shall be estimated by Landlord, from which Landlord shall estimate Tenant's Proportionate Share of Excess Operating Expenses, and written notice of such estimate of Tenant's Proportionate Share of Excess Operating Expenses shall be given to Tenant as soon as reasonably possible on or before the beginning of each Lease Year.

            (iii) If Operating Expenses increase during a Lease Year, Landlord may revise its estimate of Tenant's Proportionate Share of Excess Operating Expenses during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such Lease Year, the increased Tenant's Proportionate Share of Excess Operating Expenses divided by the number of months remaining in such year.

            (iv) Within one hundred twenty (120) days after the end of each Lease Year, Landlord shall prepare and deliver to Tenant a statement showing the actual amount of Tenant's Proportionate Share of Excess Operating Expenses. If the actual amount of Tenant's Proportionate Share of Excess Operating Expenses incurred in respect of any Lease Year exceeds the estimate of Tenant's Estimated Proportionate Share of Excess Operating Expenses for such Lease Year, then Tenant shall pay to Landlord the amount of such difference within twenty (20) days following receipt of notice from Landlord setting forth the actual amount of Tenant's Proportionate Share of Excess Operating Expenses in respect of such Lease Year. If the actual amount of Tenant's Proportionate Share of Excess Operating Expenses in respect of any Lease Year is less than the estimate of Tenant's Proportionate Share of Excess Operating Expenses for such Lease Year, then, provided that Tenant is not then in default in the performance of its obligations under the Lease, Landlord shall refund to Tenant such difference promptly following its determination. If the last Lease Year is a fractional calendar year, then Landlord shall adjust the Proportionate Share of Excess Operating Expenses to reflect the number of months (including fractional months) in such fractional Lease Year, as appropriate to reflect any proration of Operating Expenses.

            (v) Any delay by Landlord in delivering any estimate or statement pursuant to this Section shall not relieve Tenant of its obligations pursuant to this Section, except that Tenant shall not be obligated to make any payments based on such estimate or statement until thirty (30) days after receipt of such estimate or statement.

    (b) Additional Rental shall also include, and Tenant shall pay as Additional Rental, a reasonable charge determined by Landlord for any services required to be provided by Landlord by reason of any use by Tenant of any services in excess of services customarily provided by Landlord to all other tenants in the Building or by reason of any use of the Premises by Tenant at any time other than Normal Business Hours. Tenant shall pay for any additional or unusual janitorial services required by reason of Tenant's use of the

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Premises or by reason of improvements in the Premises other than Building
Standard Improvements and any repairs required to be made to the Building due to the unusual use of the Building by Tenant or its agents or invitees within thirty (30) days of being billed by Landlord. If improvements in the Premises other than Building Standard Improvements or Tenant's use or the conduct of business on the Premises or in the Building, whether or not with Landlord's consent and whether or not otherwise permitted by this Lease, results in any increase in ad valorem taxes (not separately assessed) or in premiums for the fire and liability insurance or any other insurance coverage carried by Landlord with respect to the Building or its contents, Tenant shall pay as Additional Rental any such increase in taxes or premiums (as reasonably allocated by Landlord) within ten (10) days after being billed by Landlord.

    (c) Provided that Tenant is not default under this Lease and submits written notice to Landlord no later than sixty (60) days following the furnishing to Tenant of the statement described in Subsection (iv) above, Tenant or its representative shall have the right to examine Landlord's accounting records pertaining to that statement within a reasonable period after the giving of such notice and during normal business hours at the place or places where such records are normally kept. Tenant may take exception to matters included in Operating Expenses, or Landlord's computation of any component thereof, by sending notice specifying such exception and the reasons therefore to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Tenant shall pay the costs for such examination unless it is subsequently determined that Landlord's original statement was in error to Tenant's disadvantage by more than five percent (5%) of the Excess Operating Expenses allocable to Tenant as Tenant's Proportionate Share, in which event Landlord shall reimburse Tenant for its reasonable out-of-pocket costs incurred in performing the inspection. Any amounts which are determined to have been underpaid by Tenant shall be promptly remitted by Tenant to Landlord and any amounts overpaid by Tenant shall be credited against the Base Rental next owed by Tenant or promptly reimbursed to Tenant at the end of the Term.

4.3 Independent Covenant. The obligation of Tenant to pay rent is an independent covenant, and no act or circumstances whatsoever, whether such act or circumstances constitutes a breach of a covenant by Landlord or not, shall release Tenant of the obligation to pay rent.

4.4 Late Payment. In the event Tenant fails to pay any installment of Rental or other sum due hereunder within ten (10) days after its is due, Tenant shall pay to Landlord (to reimburse Landlord for the expenses and costs incurred by Landlord on account of such failure) an amount equal to twelve percent (12%) of such installment or other sum, which late charge shall be due and payable on the eleventh day following Tenant's failure to make any such payment above described when due. Provision for such late charge shall be in addition to all other rights and remedies available to Landlord hereunder, at law or in equity.

4.5 Interest. All sums, including Base Rental and Additional Rental, not paid by Tenant to Landlord when due shall bear interest at the lesser of twelve percent (12%) per annum, or the highest lawful rate under applicable law which may be charged for such sums which are due, from the date due until paid.

4.6 Rental. Wherever the term "Rental" is used under the terms of this Lease it shall be deemed to refer to the Base Rental due hereunder as well as the Additional Rental due hereunder unless the context specifically states otherwise.

5. SECURITY DEPOSIT Tenant has deposited with Landlord the sum specified in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes as security for the full performance of all the provisions of this Lease. If at any time during the Term hereof, or the term as it may be extended, Tenant shall be in default in payment of Rental or any other sum due Landlord as additional rental, and after any relevant notice and opportunity to cure has passed, Landlord may apply all or a part of the security deposit for such payment. Landlord may also apply all or a part of the deposit to clean or repair damages to the Premises after any relevant notice and opportunity to cure has passed. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not, unless otherwise required by law, be required to keep this security deposit separate from its general funds, nor pay interest to Tenant. If Tenant is not in default at the termination of the Lease, Landlord shall return the remaining deposit to Tenant as required by law.

6. USE. The Premises may be used and occupied only for general office purposes and for Tenant's business operations, which includes operating a payment data system, and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises, and their cleanliness, safety, occupation and use, provided, however, that Landlord will be responsible in performing or causing to be performed the Leasehold Improvements in substantial compliance with all applicable laws, rules or regulations. Tenant will not perform any act or carry on any practices that may injure the Building and Land or be a nuisance or menace to tenants of adjoining leased premises. Tenant may not store any trash, equipment, vehicles or merchandise on any outside parking, drive or loading areas, except in areas specifically designated and approved by Landlord for such purposes.

6.1 Insurance. No use shall be made or permitted to be made of the Premises by Tenant or acts done by Tenant which increase the cost of Landlord's insurance as provided for in Section 12.2 of this Lease or which increase the cost of insurance as carried by any other tenant of the Building and Land. In the event that any such use or act is performed or permitted by Tenant, Tenant will pay to Landlord promptly, upon demand, the amount of any such increase in Landlord's insurance cost, together with the amounts of any such increases in other tenants' insurance costs as Landlord shall have reasonably paid as reimbursement to such other tenants. Tenant will not, in any event, permit or perform any use of or act within the Premises which will cause the cancellation of any insurance policy covering the Building, Building Facilities and/or Land or the contents thereof, and agrees to indemnify Landlord against all claims or actions for loss which result from any such act or cancellation.

6.2  Parking.

Tenant shall have the nonexclusive use, in common with Landlord, other tenants, their employees, guests and invitees, of all parking areas, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord for the number of spaces described in the Basic Terms attached hereto as Exhibit "A" and incorporated herein for all purposes. Landlord reserves the right to

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designate parking areas for the use of Tenant and their employees; and Tenant and their employees shall not park in parking areas not designated for their use or for open parking and to control access by token or card, at Landlord's discretion.

6.3 Combustible Materials. Tenant shall not use the Premises for storage of highly flammable/combustible materials or of any other material which is prohibited by Landlord's insurance carrier.

6.4 Careful Use. Tenant agrees to use and maintain the Premises in a clean, careful, safe and proper manner and to comply with all applicable laws, ordinances, orders, rules and regulations of all federal, state and municipal governmental bodies. Tenant agrees to pay, on demand, for any damage to the Premises or any other part of the Building caused by the negligence, or willful act or any misuse or abuse (whether or not any such misuse or abuse results from negligence or willful act) by Tenant or any of its agents, employees, invitees or licensees. Any sums due by Tenant to Landlord under this Section 6.4 shall be deemed Additional Rental and shall be payable upon demand.

6.5 Special Use Equipment. Tenant shall not place any furniture, fixtures or equipment upon the Property which are sensitive in nature as to movement, vibrations, noise or other similar actions or activities.

6.6 Acceptance of the Premises and Building by Tenant. The taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that it accepts the Premises as suitable for the purpose for which the same are leased, and that Landlord has fully complied with its obligations contained in this Lease with respect to the construction of the Building, Building Facilities and providing at least Building Standard Improvements in the Premises, subject, however, to any items that Tenant may note during a walk-through of the Premises immediately prior to the Commencement Date.

7.   OPERATION, MAINTENANCE AND REPAIRS

7.1 Landlord's Duties for Operations, Maintenance and Repair. Landlord will provide the following services to the Premises and the Building throughout the term of this Lease:

     (a)  Maintenance of the roof, exterior walls and foundations;
     (b)  Grounds and landscaping maintenance;
     (c)  Parking lot maintenance and sweeping;
     (d)  Janitorial service five nights a week;
     (e) Water, sewer and exterior utilities (common meter utilities) with service to the Premises;
     (f) Central heat and air conditioning, at such times as Landlord normally furnishes these services to all tenants of the Building and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; provided, however, heating and air conditioning service at times other than "Normal Business Hours" for the Building (which are 7:00 a.m. to 6:00 p.m. on Mondays through Fridays, and 7:00 a.m. to 2:00 p.m. on Saturdays) shall be furnished to Tenant at Tenant's sole cost and expense.

     Without Landlord's prior written consent, Tenant shall not install any equipment which shall require for its use other than standard Building Electric Current and electrical equipment supplied by Landlord. The obligation of Landlord to provide or cause to be provided electrical services shall be subject to the rules and regulations of the supplier of such electricity and of any municipal or other governmental authority regulating the business providing electrical utility services to the Building. The Landlord shall not be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of the electric service is changed by a third party or is no longer reasonably available or no longer suitable for Tenant's requirements because of actions by entities other than Landlord. At any time when Landlord is furnishing electric current to the Premises pursuant to this paragraph, Landlord may, at its option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the furnishing of any such electric current. Upon said event, Tenant's base rental shall be reduced by the Landlord's cost of furnishing said electric current. If the Landlord gives notice of this discontinuance, Landlord shall make all necessary arrangements with the public utility supplying electric current to the Premises, but Tenant shall contract directly with such public utility with respect to supplying such service.

     The electrical current made available to Tenant will provide standard lighting and be otherwise sufficient for the normal office purposes of the Premises. These purposes include the operation of typewriters, word processors and personal computers, servers, desk top calculators and calculating machines, and any other machines which are similarly low in terms of consumption of electrical energy. Normal purposes do not include the operation of electronic data processors, mainframe computers, space heaters, special lighting in excess of Building Standards as reasonably determined by Landlord, special air conditioning needs (heating or cooling) in excess of Building Standards as reasonably determined by Landlord, or any other electrical machine, equipment, appliance or fixture which, individually, has a rated capacity exceeding 0.5 kilowatts or which requires a normal voltage of more than 120 volts single phase. Tenant warrants, covenants and agrees that at no time will its use of electric current exceed the capacity of existing lines, or feeders to the Building, nor will Tenant's use of electrical current exceed the capacity of the risers or wiring installation of the Building, and Landlord warrants covenants and agrees that the Building has the electrical capacity to supply electricity for general office purposes. Any line or lines, riser or risers, or wiring necessary to meet Tenant's excess electrical requirements will be installed by Landlord upon the request of Tenant at the sole and complete expense of Tenant, but only if, in Landlord's sole discretion and judgment, the same are necessary and will not cause damage or injury to the Premises or Building, will not create or lead to a dangerous or hazardous condition within the Building, will not entail excessive or unreasonable expense, repair or alteration, and will not interfere with, disturb or endanger any other occupants or tenants or other persons. All charges associated with any installation, maintenance, repair and other additional costs of services with regard to Tenant's excess or special electrical requirements will be borne solely by Tenant. Landlord shall send to Tenant periodic statements setting forth the charges and Tenant shall pay such amounts to Landlord within thirty (30) days after receipt thereof from Landlord as Additional Rental hereunder. At no time will these charges exceed the actual costs to Landlord.

Failure to any extent to make available, or any slowdown, stoppage or interruption of, the services described in this Article 7, resulting from any cause (including, but not limited to, Landlord's compliance with any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building and Land) shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant nor work an

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abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof unless Tenant cannot reasonably operate on the Premises for a period of two (2) consecutive days or longer. Should any equipment or machinery furnished by Landlord for general building operation break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Notwithstanding the forgoing, in the event utility service is continuously interrupted for more than forty-eight (48) hours, and such interruption is due to Landlord's acts or omission of acts, Tenant shall be entitled to an abatement of Base Rental beginning on the third day after the interruption began, and continuing until such utility service is restored.

     Landlord shall not be responsible for any repairs or modifications to tenant-made improvements in the Premises, nor any items which Tenant accepts in an "as-is" condition except as specifically treated elsewhere herein.

7.2 Tenant's Duties. Tenant, at its sole cost and expense, shall maintain in a clean and sanitary condition and in a good state of repair, all interior portions of the Premises, including, but in no way limited to, all interior plumbing fixtures, wiring, glazing, windows, doors, floors, interior ceilings, interior walls and the interior surface of exterior walls, all fixtures (including replacement of light bulbs for tenants light fixtures which are other than Building Standard light fixtures provided by Landlord as a part of a the finish out constructed by or for the Tenant), equipment and interior signs, except for repairs caused by the wrongful acts of Landlord or its agents. Tenant shall have the responsibility to repair or replace immediately any portion of the Premises which is damaged during the term of this Lease, except for damage which is caused by the wrongful or sole negligent acts of Landlord or its agents and except for damage caused by fire, earthquake, act of God or the elements.

7.3 Alterations and Additions by Tenant. Tenant shall make no alterations in, modifications of or additions to the Premises which are structural in nature or non-structural which exceed the cost of $2,500.00 without the prior written consent of Landlord, and all alterations, additions and improvements made to or fixtures or other improvements placed in or upon the Premises, by either Landlord or Tenant shall be deemed a part of the Building at the time same are placed in or upon the Premises and same shall remain upon and be surrendered with the Premises as a part thereof at the expiration or termination of this Lease and shall at that time become the property of the Landlord other than fixtures that may be removed by Tenant without damage to the Premises. Tenant shall not place any safes, safe cabinets or vaults within the Premises without Landlord's prior written consent. Tenant shall give Landlord the keys and explanation of the combination of all locks for safes, safe cabinets, and vaults on the Premises upon expiration or termination of this Lease if they are to remain on the Premises. Tenant may remove its trade fixtures, office supplies and moveable office furniture and equipment not attached to the Premises provided: (i) such removal is made prior to the expiration or termination of this Lease; (ii) Tenant is not then in default in the performance of its obligations under this Lease; and (iii) Tenant promptly repairs all damage caused by such removal. If Tenant does not remove such trade fixtures, office supplies and moveable office furniture and equipment within ten (10) days following the expiration or termination of this Lease, such property shall thereupon be conclusively presumed to have been abandoned by Tenant and become the property of Landlord free and clear of any interest of Tenant, and Landlord may cause the same to be removed and all expenses incurred in connection therewith shall be payable by Tenant. Any installations or improvements now or hereafter existing which are not Building Standard Improvements shall be maintained by Tenant at Tenant's cost and expenses; however, should Tenant desire any such installations or improvements to be maintained by Landlord, Landlord may agree to perform such maintenance at Tenant's cost and expense. In the event the Tenant is authorized to make any alterations, repairs or additions to the Premises under the terms of this Lease, all plans and specifications for such alterations, repairs or additions shall be executed by Landlord and Tenant pursuant to the provisions set forth in Schedule 2. Landlord's execution and/or approval of the plans and specifications for such alterations, repairs or additions shall in no event cause the Landlord to become responsible or liable for any aspect of the plans and specifications or the construction relating thereto, all of which will be carried out by Tenant, at its sole cost and expense, unless otherwise expressly agreed between the Landlord and Tenant and set out in Schedule 2, attached hereto. All construction work done by Tenant shall be performed in good workmanlike manner in compliance with all governmental requirements and applicable codes. Tenant agrees to indemnify and hold Landlord harmless against loss, liability or damage resulting from such work other than as a result of Landlord's intentional misconduct or sole or gross negligence. Tenant further agrees that it will at all times save and keep the Landlord and the Premises free and harmless of and from and indemnify Landlord against any liability on account of or in respect to any mechanic's lien or liens in the nature thereof, for work and labor done or materials furnished at the instance and request of the Tenant, in or about the Premises. In connection with the additions, alterations or modifications, Tenant agrees to buy, at Tenant's sole cost and expense, Builders Risk Insurance on an All Risk Builders Risk Form, for full value of improvements and/or additions in construction to be made to the Premises. In addition, the contractor for such additions, alterations or modifications shall be required to pay comprehensive general liability insurance covering the construction work to be performed with the limit of $1,000,000.00 or more combined single limit coverage, and such policy shall name Landlord as an additional insured. Prior to the commencement of any construction, Tenant shall provide Landlord a certificate evidencing such coverage, and Landlord and Tenant shall be covered by such policy as their interest may appear (as named insured) and such policy shall be non-cancelable or subject to material change without thirty (30) days advance written notice to Landlord. In the event the policy shall lapse or shall not be renewed, Tenant shall cause the construction work to cease immediately.

7.4 Repairs by Tenant. Tenant shall, upon the discovery of any defect in or injury to the Premises, or any need of repairs thereto, promptly report the same to Landlord in writing within two Business Days of each such occurrence or discovery specifying such defect, injury or need of repair. Landlord may (but shall never be obligated and shall have no liability for its failure to do so), upon Tenant's reasonable request thereof, at Tenant's cost and expense, repair or maintain any leasehold improvements in the Premises or repair damage in the Premises or to the Building proximity caused by the negligence or wrongdoing of Tenant, or of its agents, employees, representatives, invitees, licensees or visitors pursuant to Tenant's agreement and undertaking to pay Landlord's costs plus ten percent (10%) to cover Landlord's overhead. If Tenant shall fail to reimburse Landlord for such repairs or replacements within fifteen (15) days following written notice from Landlord that the repair or replacement of the damage or injury has been completed, the costs of such repair or replacement (including Landlord's overhead) shall constitute a demand obligation owing by Tenant to Landlord, payable within ten (10) days following receipt of an invoice therefor by Landlord. Failure to timely pay said sums shall constitute default by Tenant under this Lease. Tenant covenants and agrees that it will not injure the Building or the Premises but it will take the same care thereof which a reasonably prudent tenant would take of its leased premises, and that upon expiration or termination of this Lease it will surrender and deliver up the Premises to Landlord in the same condition in which the Premises existed on the Commencement Date, subject to normal wear and tear.

7.5 Rules and Regulations. Tenant covenants and agrees that it will comply with the rules and Regulations, as well as all reasonable

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changes therein and additions thereto that affect all tenants and may, at any time or from time to time, be adopted by Landlord for the operation and protection of the Building and the protection and welfare of its tenants and invitees. Landlord expressly reserves and retains the right, at any time and from time to time, to make such reasonable changes in and additions to the rules and Regulations; provided however, that same shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant and provided such changes do not unreasonably and materially interfere with Tenant's conduct of its business or Tenant's use or enjoyment of the Premises.

7.6 Conditions at End of Term. Upon the termination of this Lease or upon the expiration of the term of this Lease, Tenant shall surrender the Premises in the same condition as received, normal wear and tear excepted. Normal wear means wear occurring without negligence, carelessness, accident or abuse. Specifically, any wall, ceiling or door surface which has been marred or perforated in such a manner as to be unsightly or unusable by a future tenant and floor covering which has been damaged by stain(s), burn(s) or tear(s) will be replaced by Tenant prior to its surrendering the Premises. Tenant's duty hereunder shall include the duty to clean the Premises and to deliver the current keys to Landlord. Except for the Generator Improvements (as defined below), upon termination of this Lease, Tenant at its election shall have the right to remove all alterations, physical additions, improvements and attached furniture and trade fixtures erected or installed by Tenant, including the Tenant Leasehold Improvements and the generator, provided that in each case Tenant shall repair any damage caused to the Premises as a result of such removal and restore the Premises to their original condition. The above notwithstanding, Tenant shall at its sole cost and expense remove all cabling, including but not limited to all telephone lines, computer networking cables and other communication lines (other than the generator related cables as set out below) installed by Tenant or by Tenant's contractors in or about the Premises or within the Building. Upon Landlord's election following the termination of the Lease, Tenant shall at its sole cost and expense remove the generator pad, generator shelter and all conduits and cabling related thereto (collectively the "Generator Improvements) and restore the Building and Land to its original condition; otherwise such items shall be delivered up to Landlord with the Premises.

8.   LIENS

8.1 Tenant's Obligation. Tenant shall keep the Premises and Building and Land free and clear of any liens and shall indemnify, hold harmless and defend Landlord from any such liens and encumbrances attributable to the activities of the Tenant or its employees, agents, contractors and materialmen. In the event any lien attributable to the activities of the Tenant or its employees, agents, contractors and materialmen is filed, Tenant shall do all acts necessary to discharge such lien within thirty (30) days of filing. In the event Tenant shall fail to pay any lien claim when due, then Landlord shall have the right to expend all sums necessary to discharge the lien claim attributable to the activities of the Tenant, and Tenant shall pay promptly after demand all sums expended by Landlord in discharging any lien, including attorneys' fees and costs.

9.   ENTRY

9.1 Rights of Landlord. Landlord and its agents shall have the right at any reasonable time and upon reasonable advance notice to Tenant to enter upon the Premises for the purpose of inspection, construction, serving or posting notices, showing to a prospective purchaser or tenant after ninety (90) days prior to the expiration of the term of the Lease, or making any changes, alterations or repairs which Landlord shall deem reasonably necessary for the protection, improvement or preservation of the Premises or the Building and Land. At any time after ninety (90) days prior to the expiration of the term of the Lease, Landlord may place thereon any usual or ordinary "For Lease" signs.

9.2 Certain Rights Reserved by Landlord. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons, or business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for set-off or abatement of rent:

     (a) To install, affix, and maintain any and all signs on the exterior and interior of the Building excluding the Premises.

     (b) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

     (c) To designate, restrict and control all locations from which Tenant may supply ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services on the Premises, and in general to reserve to Landlord the exclusive right to designate, limit, restrict, and control any business and any service in or to the Building and its tenants.

     (d) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks shall be changed or added without the prior written consent of Landlord. Landlord agrees to obtain Tenant's prior consent to be admitted to Tenant's Data Center, except in the event of any emergencies.

     (e) to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of such work, to temporarily close doors, entryways, public space, and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the access to the Premises is not eliminated or Tenant's operations on the Premises are not adversely affected. The above notwithstanding, Landlord shall not make any repairs, alterations, additions, changes or improvements to the Building which may require entry to Tenant's Data Center without first obtaining the written consent of Tenant, except in the event of any emergency.

     (f) to have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber the Premises other than Tenant's interest under this Lease.

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     (g) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building.

     (h) to approve the weight, size and location of heavy equipment and articles in and about the Premises and the Building following a specific written request for such approval from Tenant prior to any such installation, and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

          (i) to prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

10.  ASSIGNMENT AND SUBLETTING

10.1 Limitation. Tenant shall not assign, convey, pledge or encumber this Lease, sublet the whole or any part of the Premises or grant any license, concession or other right of occupancy of all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. In the event of any assignment or subletting of this Lease, made with or without Landlord's consent, Tenant shall nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord as additional rental hereunder, all sums which Tenant receives as the result of any such subletting or assignment in excess of the Rental payable to Landlord required hereunder, whether or not such subletting or assignment is consented to by Landlord. Or, Landlord shall have the further option to convert the sublease into a prime lease and receive all of the rents directly thereunder. Notwithstanding anything contained herein to the contrary, any such assignment or subletting without the prior written consent of Landlord shall be void and constitute a breach of the Lease and shall, at the option of Landlord, terminate the Lease.

Notwithstanding the foregoing, Tenant may assign all of its interest in this Lease or sublet all of the Premises only by written instrument evidencing such assignment or sublease (a "Permitted Transfer") to the following type of entities (a "Permitted Transferee") without the written consent of Landlord:

          (1) any person or entity which, directly controls, is controlled by, or is under common control with Tenant so long as Tenant's obligations hereunder are assumed by such person or entity;

          (2) any corporation in which or with which Tenant is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of corporations, so long as Tenant's obligations hereunder are assumed by the corporation surviving such merger or created by such consolidation; or

          (3) any corporation acquiring all or substantially all of Tenant's assets so long as Tenant's obligations hereunder are assumed by such corporation.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall assume all of Tenant's obligations and comply with all of the terms and conditions of this Lease, including the limitation on use herein contained, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least fifteen (15) days before the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such assignment or sublet. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent assignment, subletting or other transfer of this Lease or any interest therein. Any subsequent assignment, subletting or other transfer of this Lease or any interest therein by a Permitted Transferee shall be subject to Landlord's prior written consent (as hereinabove provided).

10.2 Violation. No consent to any assignment, voluntarily or by operation of law, of this Lease or any subletting of said Premises shall be deemed to be a consent to any subsequent assignment or subletting, except as to the specific instance covered thereby.

10.3 Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, any of its rights under this Lease and in the Building and Land referred to herein and Landlord shall, by virtue of such assignment, be released from all obligations hereunder so long as the assignee or transferee assumes all of Landlord's obligations hereunder.

11.  INDEMNIFICATION

11.1 Tenant's Obligations.

     (a) Except to the extent caused by the sole or gross negligence or willful misconduct of Landlord, Tenant agrees that it will indemnify and hold and save Landlord whole and harmless of, from and against all fines, suits, claims, demands and actions of every kind and character by reason of any breach, violation or non-performance of any term, provisions, covenant, agreement or condition on the part of Tenant hereunder. Additionally, Tenant hereby covenants and agrees to indemnify and to save and hold Landlord whole and harmless of, from and against all claims, actions, damages, liabilities and expenses asserted against Landlord on account of personal injury, including death, to persons or damage to property of any other tenant in the Building or to any other person in the Building for any purpose whatsoever, if, when and to the extent that any such damage or injury may be caused, either proximate or remote, of the violation by Tenant or any of its agents, employees, contractors, invitees, of any law, ordinance or governmental order of any kind or of any of the Rules and Regulations, or when any such injury or damage may in any other way arise from or out of the occupancy or use of the Premises

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by Tenant, its agents, employees, contractors, invitees, licensees or any other person entering upon the land and the Building with the express or implied invitation of Tenant, and will reimburse Landlord for any and all costs (including, but not limited to, attorneys' fees) incurred in defending any of the foregoing.

     (b) Tenant shall maintain, in full force during the term hereof, a policy of comprehensive general liability insurance which shall include independent contractors and product and completed operation liability and property damage insurance under which Landlord and Tenant are named as insureds. Such insurance shall also provide blanket contractual liability coverage. Tenant shall deliver to Landlord a copy of such policy or other evidence suitable to Landlord of the effectiveness of such insurance within ten (10) days after Tenant initially occupies the Premises or any portion thereof and thereafter within thirty (30) days prior to the expiration of such policy. The minimum limits of liability on such policy shall be $1,000,000.00 for injury or death in one occurrence, $2,000,000.00 annual aggregate, and $1,000,000.00 with respect to damage to property, but the limits of such insurance shall not constitute a limit on Tenant's obligation to indemnify, defend and hold Landlord harmless pursuant to the provisions of this Lease. All property of every kind which may be on the Premises during the Term of this Lease shall be at the sole risk of Tenant, and Landlord shall not be liable for any loss or damage thereto.

     (c) Notwithstanding the foregoing, however, nothing in this Lease unless expressly stated in the contrary shall be construed as an indemnification or release of Landlord from any claims, suits, actions, damages or causes of action to the extent caused by any act or omission of sole or gross negligence or willful misconduct of Landlord or any of Landlord's agents, servants or employees. It is also understood and agreed that it is not intended by virtue of the provisions in favor of Landlord herein to create any right in third parties, or to impose any duty on Tenant with respect to any third parties which Tenant would not otherwise have, and the agreements between Landlord and Tenant herein shall not inure to the benefit of any third party beneficiaries. However, the provisions in favor of Landlord shall inure to the benefit of any successors in interest to Landlord.

     11.2 Landlord Not Liable. Except in the event of sole or gross negligence or willful misconduct on the part of Landlord, Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or to any person claiming by, through or under Tenant for any injury to person, loss or damage to property, or for loss or damage to Tenant's business occasioned by or through the acts or omissions of Landlord or any other person, or by any other cause whatsoever. Landlord shall also not be liable for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomsoever. Except in the event of gross negligence or willful misconduct on the part of Landlord, (i) Landlord shall not be liable for any damage or loss resulting from business interruption at the Premises, and (ii) Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss.

12.  TAXES AND PROPERTY INSURANCE

12.1 Fire Insurance. Landlord shall take out and keep in force during the term of this Lease, a Texas standard fire insurance policy, including coverage for the perils enumerated under the policy definition of fire, lightning, and extended coverage, with six months' rent insurance covering the Building and Land. The proceeds shall be applied by Landlord pursuant to the provisions of
Article 15. Tenant will carry at Tenant's own expense adequate insurance on all of Tenant's property located in, about or on the Premises.

12.2 Tenant's Property Insurance. At all times during the term of this Lease Tenant will carry and maintain, at Tenant's expense, insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock and any other personal property owned or used by Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises carried out by Tenant, in an amount of not less than the full replacement cost. The Tenant's insurance for its personal property as required under this Paragraph will provide for coverage on a broad form basis insuring its "all risk of direct physical loss". All policy proceeds will be used to repair or for the replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of casualty damage, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery and equipment, stock and any other personal property other than leasehold improvements to the Premises.

All insurance policies to be maintained by Tenant will provide that they may not be terminated nor may coverage be reduced except after thirty (30) days' prior written notice to Landlord. All commercial, general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

12.3 Waiver of Subrogation. Landlord and Tenant hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible. All fire and extended coverage insurance carried by either Landlord or Tenant covering losses arising out of the destruction of or damage to the Premises or its contents shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier.

12.4 Procedure. The policies required by Sections 11.1 and 12.1 shall be with a Best's A+, Class X company. A certificate as to such Tenant insurance shall be presented to Landlord, and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. Tenant and Landlord shall have the right to provide such insurance coverage pursuant to blanket policies, provided such blanket policies expressly afford coverage to the Premises and to Tenant and Landlord as required by this Lease. Tenant shall obtain a written obligation on the part of any such insurance company to notify Landlord in writing of any delinquency in premium payments and at least ten (10) days prior thereto of any cancellation of any such policy. Tenant agrees that if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premium therefore, and Tenant shall promptly repay to Landlord the amount so paid, after demand, as additional rental.

12.5 Personal Property Taxes. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the term of the Lease upon Tenant's fixtures, furniture, appliances and personal property installed or located in or about the Premises. In the event any or all of Tenant's fixtures, furnishings, equipment, and other personal property shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property or before delinquency.

13.  DEFAULT

13.1 Default by Tenant. Tenant shall be deemed in default hereof in the event Tenant should:

     (a) Default in the prompt payment of Rental or any other monies due hereunder when the same is due, and Tenant shall fail to cure such default within seven (7) days following receipt of written notice from Landlord of such default, provided however Landlord shall only be required to give Tenant written notice of such default one time during any calendar year.

     (b) Violation of any other of the covenants performable by Tenant hereunder after notice is sent to Tenant and if Tenant does not cure such violation within thirty (30) days of receipt of such notice (or a longer period of time as may be reasonably necessary provided that Tenant commences to cure such violation within thirty (30) days of notice and thereafter diligently pursues to completion).

     (c) File a voluntary petition in bankruptcy, be adjudged bankrupt, be placed in or subjected to receivership, or make an assignment for benefit of creditors;

     (d) Fail to promptly move into or take possession of the Premises when the same are ready for occupancy or shall cease to do business in or abandon all or any substantial portion of the Premises.

Upon default, Landlord shall have the option to do any one or more of the following without any notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease.

     1) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail so to do, Landlord may, without notice and without prejudice to any other remedy Landlord may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and its effects, by force if necessary, without being liable to prosecution or any claim for damages therefor, and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms, or through decrease in rent, or otherwise except as may be required under Texas law.

     2) In the event Landlord elects to terminate this Lease or to repossess the Premises by reason of a Default, then, notwithstanding any such termination or repossession, Tenant shall be liable for and shall pay to Landlord, the sum of all rent and other indebtedness accrued to the date of such termination or repossession (including interest thereon from the due date thereof at the highest lawful rate), plus, as damages, an amount equal to the sum of (i) the costs of recovering the Premises, and (ii) the rent reserved hereunder for the remaining portion of the Lease Term diminished by any net sums thereafter received by Landlord through reletting the Premises during said period after deducting the cost of recovering possession and all the costs and expenses of such decorations, repairs, changes, alterations and additions and expenses of such reletting (including brokerage fees) and the collection of the rent accruing from any such reletting.

     3) Enter upon and take possession of the Premises as the agent of Tenant, by force if necessary, without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises as the agent of the Tenant and receive the rent therefore, and in such event, Tenant shall pay Landlord the cost of renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting, on demand at the address of Landlord specified herein or hereunder.

     4) Landlord may, as agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises, by force if necessary, without being liable to prosecution or any claim for damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Pursuit of any remedy herein provided shall not constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default, or delay by Landlord in enforcing one or more of such remedies upon an event of default, shall not be deemed or construed to constitute a waiver of such default.

13.2 Default by Landlord. In the event of any default by Landlord hereunder, Tenant's exclusive remedy shall be an action for damages and/or equitable relief, but prior to any such action Tenant shall give Landlord written notice specifying such default with reasonable detail, and Landlord shall thereupon have thirty (30) days in which to cure any such default. If such default cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefore if Landlord commences curing such default within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity. Unless Landlord fails to cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address Landlord has supplied to Tenant at the same time notice is sent to Landlord, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, but no longer than forty-five (45) days after the notice is sent. The term "Landlord" shall mean only the last owner of the Building and Land, and in the event of the transfer by such owner of its interest in the Building and Land, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the term of this Lease upon each new owner of the Building and Land for the duration of such owner's ownership of the Building and Land. In addition, Tenant specifically agrees to look solely to Landlord's interest in the Building and Land for the recovery of any judgment from Landlord pursuant to this Lease, it being agreed that neither Landlord nor any successors or assigns of Landlord nor any future owner of the Building and Land shall ever be personally liable for any such judgment.

13.3 Limitation on Liability of Landlord.

     (a) Landlord shall not be liable, except in the event of sole or gross negligence or willful misconduct on the part of Landlord, to Tenant or any of its agents, employees, servants, invitees, licensees or any other person entering upon the Land or the Building under or with the express or implied invitation of Tenant for any personal injury, including death, to persons or damage to property due to the condition or design or any defect in the Building or the mechanical systems and equipment which may exist or occur, or for any portion of the Premises, Building, Building Facilities or appurtenances becoming out of repair or arising from the leaking of gas, water, sewer, steam, pipes, electricity or otherwise, and Tenant, with respect to itself and its agents, employees, servants, contractors, invitees, licensees or any other person entering upon the Land or the Building under or with the express or implied invitation of Tenant hereby expressly assumes all risks of personal injury, including death, to persons or damage to property, either proximate or remote, by reason of the present or future condition of the Premises. IT IS INTENDED THAT THE LANDLORD SHALL NOT BE LIABLE FOR ITS ACTS OR OMISSIONS OF ACTUAL OR COMPARATIVE NEGLIGENCE AND THAT THIS WAIVER COMPLY WITH THE EXPRESS NEGLIGENCE STANDARDS OF THE LAWS OF THE STATE OF TEXAS.

     (b) Landlord shall not be liable, except in the event of sole or gross negligence or willful misconduct on the part of Landlord, to Tenant or any of its agents, employees, servants, contractors, invitees, licensees or any other person entering upon the Land or the Building under or with the express or implied invitation of Tenant, for any personal injury, including death, to persons or damage to property that arises out of the acts or omissions of other tenants, and other tenants' agents, employees, servants, contractors, invitees, licensees, any other person entering upon the Land or the Building under or with the express or implied invitation of other tenants, or any other person on the Land or the Building for any purpose whatsoever. IT IS INTENDED THAT THE LANDLORD SHALL NOT BE LIABLE FOR ITS ACTS OR OMISSIONS OF ACTUAL OR COMPARATIVE NEGLIGENCE AND THAT THIS WAIVER COMPLY WITH THE EXPRESS NEGLIGENCE STANDARDS OF THE LAWS OF THE STATE OF TEXAS.

     (c) Any liability of Landlord under the terms of this Lease or in connection with the Premises shall be limited to the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

14.  COST OF SUIT

14.1 Right to Recover. If legal action shall be brought by either of the parties hereto for the unlawful detainer of the Premises, for the recovery of any Rental, Additional Rental or any other sum due under the provisions of this Lease, or because of the breach of any term, covenant or provision hereof, the party prevailing in said action (Landlord or Tenant as the case may be) shall be entitled to recover from the party not prevailing, costs of suit and reasonable attorneys' fees incurred by the prevailing party in the action. If any person not a party to this Lease shall institute an action against Tenant in which Landlord shall be made a party, Tenant shall indemnify and save Landlord harmless from all liability by reason thereof, including reasonable attorneys' fees, and all costs incurred by Landlord in such action except as expressly provided herein.

15.   LOSS OF PREMISES BY FIRE, EMINENT DOMAIN, OR OTHER CASUALTY

15.1 Restoration of the Premises. In the event that the Premises are damaged by fire or other casualty, Tenant shall give immediate written notice of such damage to Landlord and to any mortgagee of the Premises whose address shall have been furnished it, and Landlord shall proceed with all reasonable diligence to commence and complete restoration of the Premises at Landlord's expense within one hundred twenty (120) days from the date of such damage, during which restoration period this Lease shall remain in full force and effect, except that Rental shall be reduced in proportion to the percentage which the area of the unusable portion of the Premises bears to the area of the entire Premises. Landlord's obligation to restore the Premises shall be limited to the scope of Landlord's original work and Tenant shall be entirely responsible for the restoration of improvements by Tenant and of Tenant's personal property. In the event that the Premises cannot be restored within one hundred twenty (120) days of the date of such damage, then Landlord or Tenant may cancel this Lease effective upon notice of such cancellation given to the other party.

15.3 No Restoration. Notwithstanding anything contained hereinabove to the contrary, in the event that any mortgagee of the Premises refuses to make the proceeds of Landlord's insurance immediately available to Landlord for the restoration of the Premises, or in the event that such damage is the result of any casualty other than a casualty for which Landlord is required to provide insurance, or in the event that the cost of such restoration is estimated to exceed eighty percent (80%) of the replacement cost of the Building and Land, then Landlord, at Landlord's option, shall be released from the obligation to restore the Premises by giving notice of such event and of Landlord's election not to so restore, which notice must be given to Tenant within sixty (60) days of the date of the damage, and Landlord or Tenant may terminate this Lease by providing the other with thirty (30) days prior written notice.

15.4 Eminent Domain. If during the term of this Lease any part of the Building and Land is taken by condemnation or conveyed to an entity having the power to take property by condemnation under threat of such a taking, Landlord may elect to terminate this Lease by giving Tenant sixty (60) days advance written notice or to continue the Lease if the Premises will still be usable for Tenant's purpose, the Rental and Additional Rental, if any, shall be reduced in proportion to the area of the Premises so taken or conveyed and Landlord shall repair any damage to the Premises or the Building and Land resulting from such taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking or conveyance, whether as damages or as compensation, shall be the property of Landlord only. Tenant may make its own request for compensation for the value of Tenant's leasehold, moving expenses, and the improvements paid for by Tenant, provided it does not diminish or otherwise affect Landlord's recovery. If this Lease is terminated pursuant to the provisions of this Paragraph 15.4, such termination shall be effective on and the Rental and Additional Rental, if any, shall be payable up to the date that possession is taken by the authority condemning or threatening to condemn and Landlord shall refund to

Tenant any prepaid unaccrued Rental and Additional Rental, if any, less any sums then owing by Tenant to Landlord. For the purposes of this Section 15.4, a sale to an entity having the power to take property by condemnation under threat of condemnation shall constitute a vesting of title and shall be construed as a taking by such condemning authority.

16.  HOLDING OVER

16.1 Holdover. Should Tenant continue to occupy the Premises after the expiration of the term hereof, whether with or against the consent of Landlord, such tenancy shall be from month to month and under all the terms, covenants and conditions of this Lease, but at 150% of the Base Rentals, as computed on a monthly basis, for the term of the Lease immediately preceding the hold over period herein.

17.  SUBORDINATION AND STATEMENT OF CONDITION OF LEASE

17.1 Subordination. Tenant hereby subordinates this Lease and all rights of Tenant hereunder to any zoning ordinances and other governmental regulations relating to the use of the Premises or the Building and Land and to any mortgage or mortgages, or vendor's lien, or similar instruments which now are or which may from time to time be placed upon the premises covered by this Lease and such mortgage or mortgages or liens or other instruments shall be superior to and prior to this Lease. Landlord is hereby irrevocably vested with full power and authority, if it so elects at any time, to subordinate this Lease to any mortgage hereafter placed upon the Premises or upon the Building and Land, and Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be required by the Landlord or any mortgagee or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage or deed of trust, provided that any mortgagee or beneficiary agrees to execute a non-disturbance agreement in a form approved by such mortgagee. Tenant further covenants and agrees that if any mortgagee or other lienholder acquires the Premises by foreclosure, or if any other person acquires the Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lienholder or purchaser at a foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"), Tenant shall thereafter, but only at the option of the Purchaser at Foreclosure, as evidenced by the written notice of its election given to Tenant within a reasonable time thereafter, remain bound by novation or otherwise to the same effect as if a new and identical lease between the Purchaser at Foreclosure, as landlord, and Tenant, as tenant, had been entered into for the remainder of the term of the Lease in effect at the institution of the foreclosure proceedings. Tenant agrees to execute any instrument or instruments which may be deemed necessary or desirable further to effect the subordination of this Lease to each such mortgage, lien or instrument or to confirm any election to continue the Lease in effect in the event of foreclosure, as above provided, as long as any mortgagee or beneficiary agrees to execute a non-disturbance agreement in a form approved by such mortgagee. Tenant hereby irrevocably appoints Landlord its attorney-in-fact in its name, place and stead to execute any subordination agreement, or other agreement required to be executed by Tenant pursuant to the terms of this Article 17 which Tenant fails to execute within ten (10) days of demand.

18   SIGNS

18.1 Right of Landlord. Landlord reserves the right to affix signage to the exterior walls and the roof of the leased Premises and of the Building and Land. Tenant shall have the right to install signage in accordance with the terms set forth on Schedule 3 attached hereto.

19.  SECURITY

19.1 Security. Tenant, at Tenant's expense, shall provide whatever security and/or alarm systems which Tenant deems necessary and appropriate for the protection of the Premises and of Tenant's fixtures, inventory and equipment located therein. In no event shall Landlord be responsible for the loss of or damage to any of Tenant's fixtures, inventory and equipment situated in the Premises, even though Landlord may have provided general area security or guard services. Tenant is expressly advised that if Tenant should place any fixtures, inventory and equipment within the Premises prior to the time the Premises are completed and delivered to Tenant, the risk of loss or damage to the same will be greatly increased in view of the fact that numerous people will, out of necessity, be permitted access to the Premises for the purpose of completing the same. Landlord may provide general area security or guard services as required from time to time for the Building, in which event Tenant shall pay to Landlord, promptly after demand, Tenant's Proportionate Share of the costs incurred by Landlord in having such services performed.

20.   NOTICE

20.1 Requirement. All notices or demands of any kind required to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, to the address of the Landlord or Tenant as listed here following, or such other address as shall be designated by either party in compliance with the provisions of this paragraph.

21.   WAIVER

21.1 No covenant, term, condition or breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance of all or any portion of Rental at any time shall not be deemed to be a waiver of any covenant, term or condition as to the Rental payment accepted.

22.   MISCELLANEOUS

22.1 Captions. The captions of the paragraphs contained in this Lease are for convenience only and shall not be deemed to be relevant in resolving any questions of interpretation or construction of any paragraph of this Lease.

22.2 Estoppel Certificate.

     (a) Tenant shall execute, acknowledge and deliver to Landlord, without any charge, at any time within ten (10) days after request by Landlord, a written statement or estoppel certificate as may be required by any mortgagee of the Premises or Building and Land to the effect that this Lease, as of said date, is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified), the date of commencement of the Lease, the dates on which rental has been paid, and such other information as Landlord shall reasonably request. Any such statement by Tenant shall be used by Landlord for delivery to and reliance upon by prospective purchasers and lenders whose security will consist of liens upon the Premises and Building and Land and shall not affect Tenant's right to later assert any subsequent default or modification.

     (b) Tenant further agrees to furnish from time to time, when requested, any and all reasonable and customary attornment agreements (so long as Tenant receives a non-disturbance agreement from any mortgagee) or estoppel certificates which may be required by any holder of a Mortgage or any existing or prospective purchaser of the Building. Tenant's failure to deliver such certificates upon request shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance except as set forth in this Lease.

22.3 Brokerage. Tenant warrants that it has had no dealings with any broker or agent other than REOC Partners, Ltd and Partners National Real Estate Group, Inc. in connection with the negotiation or execution of this Lease and shall indemnify Landlord against any claim from any broker or agent other than REOC Partners, Ltd and Partners National Real Estate Group, Inc. in connection with this Lease.

22.4 Attorneys' Fees. In the event either party shall become a party to any litigation against the other party to enforce or protect any rights or interests under this Lease and shall prevail, the losing party shall reimburse the prevailing party for all investigative and court costs and attorneys' fees incurred in such litigation.

22.5 Successors and Assigns. All of the terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors and administrators, successors and assigns, except that nothing in this provision shall be deemed to permit any assignment, subletting or use of the Premises other than as provided for herein.

22.6 Applicable Law. This Lease shall be governed and interpreted solely by the laws of the State of Texas then in force. Each number, singular or plural, as used in this Lease, shall include all numbers, and each gender shall be deemed to include all genders.

22.7 Time and Joint and Several Liability. Time is of the essence in this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy.

23.  LANDLORD'S LIEN

     Landlord shall have and is hereby granted at all times a lien and security interest for the purpose of securing the payment of all rentals and other sums of money becoming due hereunder from Tenant, such lien/security interest to cover and attach to all goods, wares, equipment, fixtures, furniture and other personal property situated in the Premises, and such property shall not be removed therefrom without the consent of Landlord. Upon the occurrence of an event of default by Tenant, Landlord shall have, in addition to any other remedies provided herein, at law, or in equity, all remedies available to a secured party pursuant to all articles of the Texas Business and Commerce code. This Article 23 shall constitute a security agreement in accordance with the terms of the Texas Business and Commerce Code and Landlord shall be entitled to require the execution by Tenant and filing of such financing statements to perfect the security interest herein granted, as Landlord shall elect. The statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. The above notwithstanding, Landlord agrees that it will subordinate its security interest and contractual landlord's lien to the security interests of Tenant's suppliers or lenders for acquisition of Tenant's fixtures, inventory or equipment used on the Premises upon the request of Tenant, and agrees to execute forms of subordination reasonably requested by Tenant's lenders, provided that such forms of subordination are acceptable to Landlord in Landlord's reasonable opinion.

24.  WITHHOLDING OF CONSENT

     Intentionally Deleted

25.  ENTIRETY CLAUSE

     This Lease contains and embraces the entire agreement between the parties hereto and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing and signed by the parties hereto, their legal representatives, successors or assigns, except as may be expressly otherwise provided herein.

26.   NO REPRESENTATIONS

     Landlord or Landlord's agents have made no representations or promises with respect to the Building and Land, the land upon which the Building and Land is erected, or the Premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant, by implication or otherwise, except as expressly set forth in the provisions of this Lease.

27.   QUIET ENJOYMENT

     Tenant, subject to the terms and provisions of this Lease, on payment of the Rental and observing, keeping and performing all the terms and provisions of this Lease on its parts to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof on and after the term commencement date without hindrance or ejection by Landlord and any persons lawfully claiming under Landlord, subject nevertheless to the terms and conditions of this Lease and to any ground or underlying lease and/or mortgage(s).

28.  RULES AND REGULATIONS

     Tenant and Tenant's agents, employees and invitees will comply fully with any reasonable rules and regulations governing the operation and use of the Premises which are hereinafter imposed by Landlord upon all tenants of the Building and Land in order to preserve the rights and peaceful occupancy of all tenants of the Building and Land. The failure of the Landlord to enforce any of the rules and regulations against the Tenant and/or any other tenant in the building shall not be a waiver of such rules and regulations. Landlord shall not be responsible to Tenant for the non-observance or violation of any of the rules and regulations by any other Tenant but Landlord will nevertheless use reasonable efforts to require compliance by all tenants.

29.   HAZARDOUS SUBSTANCES

     Tenant shall not cause or permit to be released (whether by way of uncapping, pouring, spilling, spraying, spreading, attaching, or otherwise) into or onto the Premises, or the Building(s), or the Building and Land, or the Common Areas (including the ground and ground water thereunder and the sewer and drainage systems therein) any hazardous substances (as defined, or established from time to time by applicable local, state or federal law) other than small amounts used by operations similar to Tenants and in compliance with law. The term "hazardous substances" includes, among other things, hazardous waste. Tenant shall immediately notify Landlord if any such release occurs, and, as to any such release that has been caused or permitted by Tenant: (i) Tenant shall immediately and entirely remove such released hazardous substance at Tenant's expense, and such removal shall be in a manner fully in compliance with all laws pertaining to the removal and storage or disposal thereof; and (ii) Tenant hereby agrees to hold Landlord harmless of and from any liability, public or private, resulting to Landlord as a result of such release and agrees to, and does hereby, indemnify Landlord from and against any expense or cost incurred by Landlord, of any nature whatsoever, which results, in whole or in part, directly or indirectly, from a release of a hazardous substance which is caused or permitted by Tenant. Further, Tenant shall, upon Landlord's demand and at Tenant's sole expense, demonstrate to Landlord (through such tests, professional inspections, sampling or otherwise as is, in Landlord's sole judgment, sufficient for the purpose) that Tenant has not caused or permitted any such release of hazardous substances. In addition to the foregoing, Tenant shall at all times be in full compliance with all applicable codes, regulations, ordinances and statutes, whether local, state or federal, including applicable environmental laws, such as, for example, the Emergency Planning and Community Right to Know Act of 1986, or Title III, and any amendments thereto.

30.  "AS IS" NATURE OF PREMISES.

     TENANT HEREBY AGREES AND ACKNOWLEDGES THAT IT IS LEASING THE PREMISES IN ITS EXISTING CONDITION, "AS IS, WHERE IS, AND WITH ALL FAULTS WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS. LANDLORD HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS IN THE CONDITION OF THE PREMISES, NOR DOES LANDLORD HAVE ANY OBLIGATION TO COMPENSATE TENANT FOR SAME. NO PROMISE OF LANDLORD TO ALTER, REMODEL, REPAIR OR IMPROVE THE PREMISES OR THE BUILDING AND LAND AND NO REPRESENTATION RESPECTING THE CONDITION OF THE PREMISES OR THE BUILDING AND LAND HAVE BEEN MADE BY LANDLORD TO TENANT. TENANT EXPRESSLY ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFIED HEREIN, LANDLORD HAS MADE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT OT LIMITED TO, ANY WARRANTY OF CONDITION, TITLE, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PREMISES, ALL SUCH REPRESENTATIONS AND WARRANTIES, AS WELL AS ANY IMPLIED WARRANTIES, BEING HEREBY EXPRESSLY DISCLAIMED.

     TENANT HEREBY AGREES AND ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFICALLY STATED IN THIS LEASE, LANDLORD HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OR, AS TO, OR CONCERNING THE NATURE AND CONDITION OF THE PREMISES, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, THE SUITABILITY THEREOF AND OF THE PREMISES OR OTHER ITEMS CONVEYED HEREUNDER FOR ANY AND ALL ACTIVITIES AND USES WHICH TENANT MAY ELECT TO CONDUCT THEREON, THE EXISTENCE OF ANY ENVIRONMENTAL HAZARDS OR CONDITIONS THEREON (INCLUDING BUT NOT LIMITED TO THE PRESENCE OF ASBESTOS OR OTHER HAZARDOUS MATERIALS) OR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL LAWS, RULES OR REGULATIONS OTHER THAN AS EXPRESSLY SET FORTH HEREIN.

31.  EXHIBITS

There are attached to this Lease the following exhibits, which exhibits shall be considered a part of this Lease for all material purposes.

EXHIBIT "A"       Basic Terms
EXHIBIT "B"  --   Legal Description of the Property
EXHBIT "B-1"      Description of the Premises
EXHIBIT "C"  --   Building Standard Improvements
EXHIBIT "D"  --   Rules and Regulations

Schedule 1   Work Letter for Landlord Leasehold Improvements
Schedule 2   Work Letter for Tenant Leasehold Improvements
Schedule 3   Sign Criteria
Schedule 4   Addendum

EXECUTED this ___ day of August, 2003.

                       LANDLORD:

                       FROST NATIONAL BANK, TRUSTEE
                       FOR A DESIGNATED TRUST

                       By: REOC Partners, Ltd., a Texas limited partnership As Agent for Landlord

                       By:  GWHLT, L.L.C., a Texas limited liability company,
                       Its:        General Partner

                       By:   ________________________________
                             Name:  Todd A. Gold
                             Title:  President

                       TENANT:

                       By:___________________________________
                       Name:  _______________________________
                       Title:  ______________________________

                                   EXHIBIT "A"

                                   BASIC TERMS

Tenant:                 PAYMENT DATA SYSTEMS, INC.

Notification Address:   12500 San Pedro, Suite 120
                        San Antonio, Texas 78216
                        Telephone:
                        Fax:

Landlord:               FROST NATIONAL BANK,
                        TRUSTEE FOR A DESIGNATED TRUST

Notification Address:   c/o REOC Partners, Ltd.
                        7800 I-H 10 West, Suite 435
                        San Antonio, Texas 78230
                        Telephone:  (210) 524-4000
                        Fax         (210) 524-4029

Premises:               Suite  No.  120 and 525  (which  such  Suite  525 may be
                        referred  to  separately  in  this  Lease  as the  "Data
                        Center") containing a total of 4,507 square feet of net rentable area ("RSF") in the Building as shown on the Floor Plan attached to this Lease as Exhibit
                        "B-1"

Use of Premises:        General Office Use.

Area of the Building:   142,430 rentable square feet

Term:                   38 Full calendar months from the Commencement Date

Base Rental:     Months       Rate(1) Annual Amount(2) Monthly Installment/RSF
                 1-2          -0-     -0-              -0-
                 3-38         $18.00  $81,126.00       $6,760.50
                 (1) Per square foot of Net Rentable Area per annum
                 (2) Expressed on an annualized basis even though the applicable period may be longer or shorter than twelve months.

Security Deposit:   $20,281.50, provided that if Tenant is not in Default of
                    this Lease this Security Deposit shall be reduced (i) following the first anniversary date of this Lease to that amount which is the product of the original security deposit multiplied by 67% and (ii) on the second anniversary date of the Lease to that amount which is the product of the original security deposit multiplied by 33%.

Expense Stop:       Actual operating expenses for calendar year 2003 as adjusted to reflect the "grossing up" under Section 1.7 herein, provided however, that for any ADA required improvements made by Landlord to the Building which are included as Operating Expenses, the calendar year 2004 shall be used as the Expense Stop

Parking Spaces:     Covered (Reserved):                 2  - At no charge.
                    Surface Lot:                        18 - At no charge

Leasehold
Improvements:       Any Leasehold Improvements installed in the Premises as of the date of this Lease, together with (and as altered by) the Landlord's Work Letter and Tenant's Work Letter

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD
______                                                                     _____

                                   EXHIBIT "B"

                          LEGAL DESCRIPTION OF PROPERTY

ALL OF LOT 9 OF COUNTRYSIDE COMMERCIAL SUBDIVISION, PLAT OF WHICH IS RECORDED IN VOLUME 9400, PAGE 24 OF THE BEXAR COUNTY DEED AND PLAT RECORDS: CONTAINING ALL OF LOT 12 OF COUNTRYSIDE COMMERCIAL SUBDIVISION UNIT 7, PLAT OF WHICH IS RECORDED IN VOLUME 9521, PAGE 189 OF THE BEXAR COUNTY DEED AND PLAT RECORDS.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD
______                                                                     _____

                                  EXHIBIT "B-1"

                             FLOOR PLAN OF PREMISES

[Include Floor Plan of Suite 120, Suite 525, the Generator Area and the Condenser Area]

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD
______                                                                     _____

                                   EXHIBIT "C"

                         BUILDING STANDARD IMPROVEMENTS

PARTITIONS:

Partitions are 5/8 thick, ceiling-high gypsum board mounted on 2-1/2" metal studs. Partitions will be furnished with 2-1/2" resilient base moldings.

DOORS, FRAMES AND HARDWARE:

Doors are full height 3' X 9' nominal, solid-core doors, including metal frames. Hardware shall include door stops, latchsets and hinges on interior doors, and locksets, hinged door stops, and lever handles on corridor doors, (limited to one per tenant, or as required by building codes).

WALL FINISHES:

All wall surfaces shall be covered with one primer coat and one 100% acrylic flat coat.

CEILING:

Accessible fire-rated acoustical system with 24" X 24" X 3/4" acoustical.

LIGHTING:

Fixtures are 2' X 4' ; (3) tube recessed fluorescent lighting units and wall mounted light switches.

ELECTRICAL OUTLETS:

Wall mounted, duplex electrical outlets (110 volt).

FLOOR COVERING:

Building Standard carpeting throughout premises.

AIR CONDITIONING:

Entire premises are air conditioned using the Building's Standard, zoned, air conditioning system during times specified in Building Services.

GRAPHICS:

Tenant's firm name and suit number on main entry door to premises and on the Building Directory in the lobby, displayed in Building Standard graphics and material.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD
______                                                                     _____

                                     EXHIBIT "D"

                                RULES AND REGULATIONS

1. Landlord shall furnish Tenant the following keys/access cards:

   a.) One (1) access card for each contract parking space rented. Each card will provide access to the parking garage and the building, unless Tenant requests otherwise. If Tenant rents no contract parking spaces, Landlord will provide two (2) cards for building access only at no initial cost. Additional cards, for building access only, or replacement of lost or damaged cards, will be provided at a cost of $10.50 per card. Tenant will notify Landlord as soon as possible should a card be lost or stolen, regardless of whether Tenant intends to purchase a replacement.

   b.) Two (2) keys to each door entering Tenant's leased area

   c.) Two (2) keys to Tenant's mailbox

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service, or performing any work, for Tenant, to Landlord for Landlord's supervision and written approval before performance of any such contractual services. Tenant, its' agents or employees shall not mark, paint or cut into or in any way deface any part of the Premises or Building and Land without consent of Landlord.

3. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 6:00 p.m., and such work may be done at any time when the offices are vacant. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning service.

4. Movement in or out of the Building and Land of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators or stairways, or movement through the Building and Land entrances or lobby shall be restricted to the hours designated by Landlord from time to time. Tenant expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or persons or the public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord.

5. No signs will be permitted on any window or windows inside or outside of the Building and Land and no sign or signs except in uniform location and uniform style as approved in writing by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. Tenant shall not utilize any window coverings or treatments on exterior windows of the Premises other than those provided as part of the building standard finishes.

6. Tenant shall not place, install or operate in any part of the Building and Land, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein or place or use any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without the prior written consent of Landlord.

7. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from the Premises or Common Areas regardless of whether such loss occurs when the area is locked against entry or not.

8. No birds, animals, bicycles or vehicles shall be brought into or be kept in or about the Premises or Common Areas of the Building and Land.

9. None of the entries, passages, floors, elevators, elevator doors, hallways or stairways shall be locked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for ingress or egress by Tenant, Tenant's agents, employees, or invitees. Tenant, its agents, servants or employees shall not use the Building and Land or Premises for housing, lodging, or sleeping purposes.

10. Landlord shall provide outside waste containers available to Tenant for the disposal of waste generated on the premises. Should Tenant have trash items too large to deposit in office containers, Tenant may use the outside containers, but must ensure that waste is deposited only in the containers provided and that the area around the Premises and the waste containers are kept in a neat and orderly condition. Packing cartons, large boxes or other items must be broken down before depositing so as to use the least amount of container space. When discarding large quantities of trash, additional dumpster service is available at the tenant's expense. Contact the Landlord to schedule for this service.

11. Landlord shall have the right to determine and prescribe the weight and proper position, or to deny the placement, of any unusually heavy equipment including safes, large files, etc., that are to be placed in the Building and Land. Any damage to the Building and Land resulting from such heavy articles shall be paid for by Tenant.

12. No additional locks shall be placed on any door in the Building and Land without written consent of Landlord. Landlord may at all times keep a pass key to the Premises. Landlord may permit entrance to the Premises for the purpose of necessary service or maintenance by Landlord, employees, contractors, or service personnel supervised by Landlord.

13. Uninvited soliciting is prohibited in the Building and common areas. Any tenant annoyed by uninvited solicitors should report same to Building Management.

14. Tenant, its agent, servants, and employees shall not permit the operation of any type of instrument or device which may be heard outside the Premises or Building and Land, or which may emanate electrical waves which will impair radio or television broadcasting or reception from or in the Building and Land.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

15. Landlord reserves the right to amend these Rules and Regulations and to make such other and further reasonable Rules and Regulations as in its judgment may from time to time be needed and desirable, so long as same do not substantially affect Tenant's ability to conduct its business activities and apply to all tenants.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

------------                                                        ------------

                                      SCHEDULE 1

                                LANDLORD'S WORK LETTER

1. Except as otherwise provided below and subject to the Tenant Allowance (as defined below), Landlord agrees to cause the construction of alterations, improvements and finish-out to the Premises (other than the Data Center which shall be included as the Tenant Leasehold Improvements) for Tenant's use (the "Landlord Leasehold Improvements") in accordance with Final Working Drawings and Specifications approved by Landlord and Tenant in the following manner.

   a. Tenant hereby acknowledges receipt of the preliminary plans and specifications for Landlord Leasehold Improvements (the "Preliminary Plans"). Within seven (7) days from the Effective Date of the Lease, Landlord will cause to be prepared by Landlord's architect (the "Architect") and delivered to Tenant working drawings and specifications for the Landlord Leasehold Improvements (the "Proposed Working Drawings") which conform in all respects to the Preliminary Plans and shall include (i) all construction documents and specifications for the Landlord Leasehold Improvements in form and content and containing sufficient information and detail to allow for competitive bidding or negotiated pricing by contractor(s) selected and engaged by Landlord; (ii) a budget of the construction costs, including but not limited to (A) all architectural and engineering fees and expenses; (B) all materials; (C) all contractor costs and fees; and (D) all permits and taxes (the "Construction Costs"). Within five (5) days following Tenant's receipt of such Proposed Working Drawings from Landlord, Tenant will advise Tenant of any required revisions to the Proposed Working Drawings, provided however such required revisions shall not increase the Construction Costs, delay the Substantial Completion of the Landlord Leasehold Improvements, or materially deviate from the Preliminary Plans (the "Requested Changes"). Within seven (7) days following receipt of the Requested Changes, Landlord shall deliver Tenant revised Proposed Working Drawings incorporating the Requested Changes. The Proposed Working Drawings as revised by the Requested Changes will constitute the "Final Working Drawings and Specifications."

   b. Landlord will promptly begin construction of the Landlord Leasehold Improvements described in the Final Working Drawings and Specifications and will pursue construction with reasonable diligence to completion. The Landlord Leasehold Improvements will be accomplished by contractors selected and employed by Landlord. All Landlord Leasehold Improvements shall be performed in substantial compliance with all applicable laws, rules or regulations.

2. Tenant Improvement Allowance. Landlord agrees to provide up to, but not in excess of Twenty Three Thousand Five Hundred and No/100 Dollars ($23,500.00) (calculated at $5.81 per square foot of the Net Rentable Area of the Premises, excluding the Data Center) for costs of constructing the Landlord Leasehold Improvements (the "Tenant Allowance"). Any excess costs must be paid by Tenant. The cost of constructing Landlord Leasehold Improvements will include (a) fees and expenses of the Architect in connection with preparation of the Final Working Drawings and Specifications, (b) costs of labor and materials, (c) fees and other charges payable to contractors, (d) fees to governmental authorities for permits, inspections, and certificates of occupancy, including but not limited to the costs for removal of any existing computer cabling or communication lines which are required to be removed from the Premises or between the ceilings and concrete decks above the Premises in order to obtain a Certificate of Occupancy, (e) utilities during construction, and (f) other out-of-pocket costs and expenses incurred by Landlord that are directly related to the preparation of the Final Working Drawings and Specifications or the construction of the Landlord Leasehold Improvements. Tenant must pay Landlord the estimated cost of constructing the Landlord Leasehold Improvements in excess of the Tenant Allowance in full prior to commencement of construction of the Landlord Leasehold Improvements. Any underpayment based on such estimate must be paid by Tenant to Landlord within five (5) days after delivery of Landlord's invoice to Tenant reflecting the final accounting of the Construction Costs of the Landlord Leasehold Improvements; and any overpayment by Tenant will be credited against the Monthly Rent Installment(s) under the Lease. In the event the final cost of the Landlord Leasehold Improvements is less than the Tenant Allowance, Landlord agrees to allow Tenant the right to (i) apply the balance of the Tenant Allowance as a credit against the Monthly Rent Installment(s) under the Lease, or (ii) use the balance of the Tenant Allowance for the Tenant Leasehold Improvements and interior decorating and to furnish the Premises.

3. Changes to Landlord Leasehold Improvements. If Tenant requests any changes in the Final Working Drawings and Specifications, Tenant must submit revised drawings and specifications for Landlord's approval. If Landlord approves the changes, Landlord will incorporate the changes in the Landlord Leasehold Improvements following Landlord's receipt of a change order executed by Tenant. As a condition to Landlord's approval, Tenant must pay Landlord in advance the amount by which the increased cost of constructing the Landlord Leasehold Improvements attributable to the change which exceeds the Tenant Allowance. The failure of Tenant to make any payment due under this Section 3 is a failure to pay Rent under the Lease.

4. Substantial Completion Date. The "Substantial Completion Date" will be the date on which the Landlord Leasehold Improvements are completed in all material respects in substantial compliance with the Final Working Drawings and Specifications (including any changes approved by a change order executed by Landlord and Tenant) excepting only minor finish and touch-up work that does not interfere in any material respect with the occupancy of the Premises by Tenant. The Substantial Completion Date will be reasonably determined by the Architect, whose good faith determination will bind Landlord and Tenant. After the Substantial Completion Date, Landlord will promptly complete any work required to complete the Landlord Leasehold Improvements, and Landlord may enter the Premises for that purpose at any time without prior notice to Tenant. Landlord shall use reasonable business efforts to complete all punch list items within thirty days following the Substantial Completion Date. In the event the Substantial Completion Date has not occurred by November 1, 2003, due to reasons other than Tenant's delays or change orders, Tenant shall receive a credit against Base Rental (at such time as it becomes payable) in an amount equal to the per diem Base Rental multiplied by the number of days beyond November 1, 2003 in which the Substantial Completion Date actually occurs.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

------------                                                        ------------

                                   SCHEDULE 2

                              TENANT'S WORK LETTER

1. Tenant Leasehold Improvements. Tenant shall at its sole cost and expense construct and install (i) the Generator Improvements (other than the Generator Pad which shall be installed by Landlord as part of the Landlord Leasehold Improvements), (ii) the improvements and finish-out Tenant desires to the Data Center, (iii) all necessary cabling and communication lines between Suite 120 and the Data Center, (iv) a condenser unit on the roof of the Building and related coils and tubing within the Building (the "Condenser Improvements") and any and all other improvements that Tenant deems desirable for its occupancy of the Premises (the "Tenant Leasehold Improvements"), provided that (A) Tenant's selection of architects, designers, planners, engineers, contractors, and other consultants shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, (B) Tenant shall comply with the provisions of paragraphs 7.3 through 7.5 of the Lease with respect to the Tenant Leasehold Improvements, and (C) Tenant shall provide Landlord any necessary status report regarding the progress of the construction of the Tenant Leasehold Improvements and shall at all times provide Landlord reasonable opportunity to observe and examine the Leasehold Improvements.

2. Plans and Specifications. Landlord hereby acknowledges receipt of Tenant's preliminary plans and specifications for Tenant Leasehold Improvements (the "Tenant Preliminary Plans"). No later than fifteen (15) days following Effective Date of the Lease, Tenant shall submit to Landlord complete architectural, electrical, and mechanical plans and specifications ("Tenant Proposed Working Drawings") for the construction of alterations, additions and improvements to the Premises prepared by an architect approved by Landlord (the "Tenant's Architect") which conform in all respects to the Tenant Preliminary Plans. Within seven (7) days following Landlord's receipt of such Tenant Proposed Working Drawings, Landlord will advise Tenant of any required revisions (the "Landlord Requested Changes"). Within seven (7) days following receipt of the Landlord Requested Changes, Tenant shall deliver Landlord revised Tenant Proposed Working Drawings incorporating the Landlord Requested Changes. The Tenant Proposed Working Drawings as revised by the Landlord Requested Changes will constitute the "Tenant Final Working Drawings and Specifications."

3. Construction. Tenant will promptly begin construction of the Tenant Leasehold Improvements described in the Tenant Final Working Drawings and Specifications and will pursue construction with reasonable diligence to completion. The Tenant Leasehold Improvements will be accomplished by contractors approved by Landlord and in compliance with the provisions of paragraphs 7.3 through 7.5 of the Lease.

4. Changes to Leasehold Improvements. If Tenant requests any changes in the Tenant Final Working Drawings and Specifications, Tenant must submit revised drawings and specifications for Landlord's approval. If Landlord approves the changes, Tenant may incorporate the changes in the Tenant Leasehold Improvements.

5. Tenant Leasehold Improvement Substantial Completion Date. The "Tenant Leasehold Improvement Substantial Completion Date" will be the earlier to occur
(i) of the date on which the Tenant Leasehold Improvements are completed in all material respects in substantial compliance with the Tenant Final Working Drawings and Specifications (including any changes approved by a change order executed by Landlord and Tenant) excepting only minor finish and touch-up work that does not interfere in any material respect with the occupancy by Tenant of the Data Center, or (ii) November 1, 2003. After the Tenant Leasehold Improvement Substantial Completion Date, Tenant will promptly complete any work required to complete the Tenant Leasehold Improvements.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

------------                                                        ------------

                                   SCHEDULE 3

                                  SIGN CRITERIA

In the event Landlord converts the pylon sign in the front of the Building (the "Pylon Sign") from single tenant to multi-tenant use, Tenant, shall have the right to install on the Pylon Sign at Tenant's sole cost and expense, a sign advertising Tenant's business on the following terms and conditions:

   1. The location of the sign on the Pylon Sign shall be subject to Landlord's sole discretion.

   2. The sign design shall must be approved by Landlord prior to installation, and must comply with applicable city codes.

   3. Tenant shall pay Landlord a Sign Fee in the amount of $50.00 per month during the term of the Lease, the first of such payments to be paid commencing upon the placement of the sign on the Sign Pylon, with subsequent payments made in advance on the first day of each month, along with the Rentals throughout the term.

   4. Tenant shall maintain the sign in good repair.

   5. Tenant agrees to indemnify and hold Landlord harmless from any and all claims arising out of Tenant's installation or maintenance of the sign.

   6. Upon expiration or termination of this Lease, Tenant shall remove the sign from the Pylon Sign at Tenant's expense.

   7. Tenant may terminate its use of the sign at any time so long as Tenant removes its sign from the Pylon Sign at its sole cost and expense.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

------------                                                        ------------

                                   SCHEDULE 4

                           Addendum To Lease Agreement
                                 BY AND BETWEEN

              FROST NATIONAL BANK, TRUSTEE FOR A DESIGNATED TRUST
                                   (LANDLORD)
                                      AND
                           PAYMENT DATA SYSTEMS, INC.
                                    (Tenant)

   This Addendum to Standard Retail Lease (the "Addendum") is entered into between Frost National Bank, Trustee for a Designated Trust, as "Landlord", and as "Tenant", for the purpose of amending the terms and conditions of the Standard Office Lease entered into between Landlord and Tenant of even date herewith (the "Lease") and to which this Addendum is attached.

   The terms, covenants and conditions of this Addendum are hereby incorporated into the Lease by reference. In the event the terms, covenants or conditions of this Addendum conflict with the terms, covenants and conditions of the Lease the terms of this Addendum shall control.

   Landlord and Tenant hereby agree to amend and modify the Lease as follows:

   1. Renewal Option. Provided that Tenant is not in default of its Lease, and gives written notice to Landlord at least 180 days prior to it's Lease expiration of its intent to renew, Tenant shall have the option to renew this Lease for one additional three (3) year term under the same terms and conditions except that Base Rental for such renewal term shall be reestablished at the then current market rate for buildings of similar class and location as mutually agreed upon by Landlord and Tenant. If on or before thirty (30) days after the delivery of the Renewal Notice Landlord and Tenant cannot agree in writing to the "current market rate" to be applicable during the Renewal Term, either Landlord or Tenant may terminate the Renewal Option (notwithstanding its earlier exercise) by delivering written notice of such termination to the other party not later than the original termination date of this Lease. In the event of termination of the Renewal Option, the Renewal Option shall therefor be null and void and of no further force and effect, and the Lease shall expire at the expiration of its original term. Any termination of the Lease shall also terminate the Renewal Option. This Renewal Option is personal to Tenant and shall not apply to any of Tenant's Assignee(s) or Sublessee(s).

   2. High Visibility/Lobby Space. Because of the location of the Premises in the Building and the critical importance of maintaining the Premises in a first class condition so as not to detract from the appearance and condition of the Building, Landlord shall have the right during the term to approve (which approval may be withheld in Landlord's sole discretion) the concept, plans and specifications, and all leasehold improvements, including furniture and fixtures, for the Premises; however, Landlord shall not unreasonably withhold its approval to the leasehold improvements (including furniture and fixtures) which are not visible from the exterior of the Premises so long as such leasehold improvements are consistent with the standards of a first class high-rise office building in the major metropolitan area of San Antonio, Texas. Tenant shall have the right to seek Landlord's pre-approval of certain leasehold improvements to be used by Tenant in the Premises prior to the Effective Date; provided, however, that any changes to such leasehold improvements or additional leasehold improvements to be used by Tenant shall require Landlord's approval pursuant to this Lease. Once approved, Tenant agrees not to allow the leasehold improvements in the Premises to deteriorate below the standard approved by Landlord and to keep the same in a first class condition, reasonable wear and tear excepted.

   3. Generator Pad and Generator Improvements. During the Term of the Lease, Tenant shall have the right to use that portion of the Land labeled as the "Generator Area" and shown on Exhibit "B-1" attached to the Lease for purposes of locating, constructing, operating and maintaining a "back up" generator and related facilities. Tenant at its sole cost and expense shall construct an enclosure around the Generator Area in a material approved by Landlord. Tenant's use of the Generator Area shall be subject to all terms and condition of the Lease.

   4. Mechanical Areas and Rooftop Use. During the Term of the Lease, Tenant shall have the right to use a portion of the rooftop of the Building labeled as the "Condenser Area" and shown on Exhibit "B-1" attached to the Lease for installing, operating and maintaining a condenser unit, together with the non-exclusive right to use the applicable portions of the mechanical and equipment areas, vertical and horizontal shafts, risers, raceways, conduits, duct space, and pathways in and on the Building (collectively the "Mechanical Areas") for the sole purpose of (i) utilizing and modifying the existing coils and pipes which run from the Condenser Area

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

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through the existing roof penetration to the Mechanical Areas (the Condenser
Unit installed by Tenant together with the existing coils and pipes, as may be modified by Tenant shall be referred to as the "Condenser Equipment") and (ii) installing, operating, and maintaining any necessary communication lines, electrical lines or cabling between the Data Center, Generator Area and other portions of the Premises. The Condenser Equipment and all such communication lines, electrical lines and other cabling shall be installed, operated and maintained in accordance with Paragraphs 7.3 through 7.5 of the Lease and all Building Rules and Regulations.

   Tenant shall obtain the prior consent of the Landlord before accessing or performing any work on the Rooftop or in and around the Mechanical Areas. Prior to performing work on the Rooftop or in and around the Mechanical Areas, Tenant shall provide Landlord with a list of the names, addresses and telephone numbers of all contractors, agents, employees and invitees that will perform such work ("Contractors"). Landlord shall have the right to disapprove any Contractors for cause, but shall not otherwise unreasonably withhold its approval. Following the construction of the Tenant Leasehold Improvements on the Rooftop or in and around the Mechanical Areas access to these areas shall be permitted only to those employees, agents, invitees, and contractors of Tenant who have been previously designated and approved by Landlord. Tenant acknowledges that the rights granted under this Section 4 are correlative with rights of Landlord and other tenants of the Building. Therefore, Tenant shall conduct its operations and shall cooperate in such a way to prevent disruption or interference with the operations of Landlord or other tenants of the Building. In no event shall Tenant install, repair or replace any equipment on the Rooftop or within the Mechanical Areas which (i) otherwise adversely affect communications or telecommunications signals or frequencies used by or reserved for the use of the Landlord and other tenants or occupants in the Building, (ii) penetrate any exterior wall of the Building, (iii) compromise the structural integrity of the Building, or (iii) are visible from the street.

   Notwithstanding any provision in the Lease to the contrary, upon the expiration of the Term of Lease, Tenant shall at Landlord's election and at Tenant's sole cost and expense remove the Condenser Equipment and restore the Building to its original condition; otherwise such items shall be delivered up to Landlord with the Premises.

   5. Payment of Base Rent for the Data Center. Until the Tenant Leasehold Improvement Substantial Completion Date (as defined in Schedule 2 of the Lease), the Base Rental to be paid under the Lease shall be reduced by that amount which is equal to the ratio that the rentable square feet of the Data Center bears to the total rentable square feet of the Premises. Notwithstanding the foregoing, Tenant shall pay all Additional Rent and other costs and expenses due by Tenant under the Lease accruing during the Rent Abatement period. Beginning with the Tenant Leasehold Improvement Substantial Completion Date, Tenant shall pay the full amount of Base Rental.

INITIAL HERE                                                        INITIAL HERE
TENANT                                                                  LANDLORD

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